To our Shareholders:

     For the second quarter ending September 30, 1997, the Bjurman Micro-Cap Growth Fund's total return was +34.62% versus the Russell 2000 Growth
Index and the Russell 2000 Index being up 16.92%, and 14.88%, respectively, over the same time period. Each index is an unmanaged indicator of small capitalization stock performance. Since inception on March 31, 1997 through September 30, 1997, the Fund has had a cumulative total return of 63.33% versus 33.51% for the Russell 2000 Index and 37.44% for the Russell 2000 Growth Index.

     Small capitalization stocks began outperforming large capitalization stocks in April of this year largely reflecting better relative earnings growth for these stocks and the three year underperformance of small versus large capitalization issues. According to preliminary data from Lipper Analytical Services, micro cap mutual funds were the best performers among diversified U.S. stock funds in the first nine months of 1997.

     The best performing sectors in the Bjurman Micro-Cap Growth Fund as of September 30, 1997 were Electronic Technology, Energy, Retail and Finance. The Fund currently holds 27.15% in Electronic Technology, 12.35% in Energy, 7.89% in Retail and 5.14% in Finance.


                   Our Management Approach

     The Fund seeks capital appreciation through investments in common stocks of companies with market capitalizations typically between $30 million and $300 million at the time of investment. We employ a growth-oriented approach to equity investment management and seek to outperform market averages over a complete market cycle by investing in companies we believe have above average earnings prospects.

     Our equity selection process attempts to identify undervalued companies with superior earnings growth characteristics. The selection process starts by screening a universe of approximately 1, 900 companies with market capitalizations ranging from $30 million up to $300 million, using five models which emphasize both growth and value attributes. The screening factors include (1) earnings growth, (2) earnings strength, (3) earnings revision, (4) price/earnings to growth ratio and (5) price to cash flow. The next step involves a top-down economic analysis designed to identify the 10 to 15 most promising industries over the next 12 to 18 months.

     Stocks are ranked according to the above five criteria in an attempt to identify approximately 100 to 190 companies offering the best growth prospects and selling at attractive prices. The highest ranking stocks in the most promising industries are then subjected to additional fundamental and technical research. Generally, we attempt to identify profitable companies with capable management teams, above average reinvestment rates, strong industry positions, and productive research and development efforts. To ensure a well diversified portfolio, commitments to any one issue or industry are generally limited to 5% and 15%, respectively, of the Fund's market value.


                        Market Outlook

     Small cap companies as a group are expected to show profit growth surpassing that of large caps for the next 12 months versus the last 12 months.

     Small cap stock prices have underperformed large cap stock prices during the past three years leaving them at the lower end of relative valuation levels

     Small cap companies are less impacted by the strengthening dollar which negatively impacts the larger companies doing business overseas.

     The new capital gains tax reduction has a greater positive impact on tax returns to investors who get most of their returns from capital gains generated from faster growing small companies.

     Slow economic growth, low interest rates and moderate inflation are all conducive to positive returns from the fast growing small cap sector.

     All of the above factors bode well for the outlook for the small cap sectors of the market.


Sincerely,



G. Andrew Bjurman, CFA, CIC                  O. Thomas Barry, III, CFA,
CIC
Co-President                                 Co-President

                  How to Invest in The Fund

     The minimum initial investment is $5,000 (including IRA and SEP accounts) and $500 for subsequent investments.

     To purchase shares of the Fund or to receive a prospectus, call FPS Services, Inc. at (800) 227-7264 or by a minimum investment $2,500 through Charles Schwab & Co., Inc.'s Mutual Fund One Source program.

     The Funds Daily Net Asset Value can be obtained by calling FPS Services, Inc. at (800) 227-7264.

                       Top 10 Holdings
                   As of September 30, 1997

                                             % of Total
                                                 Fund

                  UTI Energy Corp.              3.00
                  Winsloew Furniture, Inc.      2.17
                  Rent-Way, Inc.           2.05
                  AmeriLink Corp.               2.03
                  Datum, Inc.                   1.97
                  Party City Corp.              1.84
                  Dawson Geophysical Co.        1.82
                  Sabratek Corp.                1.76
                  Key Energy Group, Inc.        1.75
                  Harborside Healthcare Corp.          1.70


There are special risks associated with investing in small-cap stocks which may be subject to a higher degree of market risk than large-cap stocks due to market illiquidity. Past performance is not indicative of future results. Share price and returns will fluctuate and when redeemed, shares may be worth more or less than their original investment.


Distributed by FPS Broker Services, Inc., 3200 Horizon Drive, King of
                      Prussia, PA 19406.
      To be proceeded or accompanied by a prospectus.
                              DFU
11-97